Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING OCTOBER 6, 2007

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Asset Sales	9

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Monthly Operating Summary Report/Debtor Questionnaire
For the fiscal month ended October 6, 2007
(in 000's)

Monthly Consolidated Financial Data			March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Sales			65,839	27,876	23,922	17,668	18,508	26,043
Consolidated expenses			21,739	10,817	12,777	8,229	9,610	12,142
Income (loss) before interest, restructuring, tax & reorg			9,069	(3,318)	(6,735)	(72)	(1,360)	(139)
Reorganization items			5,340	2,129	2,972	908	1,673	1,298
Net Income (loss)			3,056	(5,708)	(10,062)	(1,497)	(3,426)	(1,786)

REQUIRED INSURANCE MAINTAINED			EXPIRATION		Are all accounts receivable being collected within terms?				No
AS OF SIGNATURE DATE			DATE		Are all post-petition liabilities, including taxes, being paid within terms?				Yes
					Have any pre-petition liabilities been paid?				Yes
PROPERTY/CASUALTY	YES (X)	NO ( )	5/4/2008		If so, describe:	Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( )	5/4/2008		Are all funds received being deposited into DIP bank accounts?				Yes
VEHICLE	YES (X)	NO ( )	5/4/2008		Are all funds being disbursed from DIP bank accounts?				Yes
WORKER'S COMPENSATION	YES (X)	NO ( )	5/4/2008		Were any assets disposed outside of the normal course?				Yes
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( )	5/4/2008		Were all proceeds from asset sales deposited in DIP bank accounts?				Yes
					If so, describe:	Pursuant to court order
					Are all U.S. Trustee Quarterly Fee Payments current?				Yes
					What is the status of your Plan of Reorganization?			No plan confirmed
					Are all post-petition tax returns being filed timely ?				Yes

Note:  The Debtors note that the federal and state income tax returns with due dates subsequent to February 2007 are outstanding.  The Debtor has filed both federal and state tax income returns for 2005 and is currently working to file the 2006 federal and state income tax returns

					Have all bank accounts been reconciled as of the period end?				Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.

ATTORNEY NAME: Robert J. Dehney
FIRM NAME: Morris, Nichols, Arsht and Tunnell
ADDRESS: 1201 North Market Street, P.O. Box 1347					I certify under penalty of perjury that the following Monthly
CITY, STATE, ZIP: Wilmington, DE 1989901347					Operating Report, plus attachments, is true and correct to the best
TELEPHONE: (302) 658-9200					of my knowledge.

/s/ Larry D. Fair
Larry D. Fair
Chief Accounting Officer
October 26, 2007

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Operations
For the fiscal month ended October 6, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007

Sales	65,839	27,876	23,922	17,668	18,508	26,043
Cost of goods sold	35,032	20,377	17,880	9,511	10,258	14,040

Gross profit	30,808	7,499	6,042	8,157	8,250	12,003

Selling, general and administrative expense	21,274	10,407	12,389	8,167	9,379	11,848
Depreciation and amortization	465	410	388	62	231	294

Operating income (loss)	9,069	(3,318)	(6,735)	(72)	(1,360)	(139)

Reorganization expenses	5,340	2,129	2,972	908	1,673	1,298
Interest expense, net	673	261	355	517	393	349

Earnings (loss) before income taxes	3,056	(5,708)	(10,062)	(1,497)	(3,426)	(1,786)
Income taxes	0	0	0	0	0	0

Net earnings (loss)	3,056	(5,708)	(10,062)	(1,497)	(3,426)	(1,786)

SG&A Breakdown:
Wages and benefits	10,579	5,364	6,268	4,009	4,307	5,581
Advertising	2,245	736	336	371	866	1,320
Occupancy costs	6,141	3,268	3,660	2,849	3,086	3,087
Credit card fees	838	384	319	222	265	297
Other SG&A	1,471	655	1,806	716	855	1,563
Total selling, general and administrative expense	21,274	10,407	12,389	8,167	9,379	11,848

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Balance Sheet
As of October 6, 2007
(in 000's)

	March 20,	May 5,	June 2,	July 7,	August 4,	September 1,	October 6,
	2007	2007	2007	2007	2007	2007	2007
Assets
Current assets:
Cash and cash equivalents	9,763	4,526	3,838	8,581	8,904	4,849	4,225
Receivables, less allowance for doubtful accounts	2,659	5,956	5,530	5,950	5,736	5,764	5,834
Inventories	113,591	91,739	81,494	77,772	78,252	81,396	86,573
Income taxes refundable	7,116	7,116	7,116	7,116	7,116	7,116	5,246
Prepaid expenses	1,346	1,073	2,423	2,469	2,217	1,937	1,821
Total current assets	134,473	110,410	100,401	101,888	102,225	101,062	103,699

Property and equipment, at depreciated cost	50,393	49,424	48,802	45,478	43,883	43,524	43,348
Other assets	14,937	16,207	15,736	14,957	15,311	15,087	14,993
Total assets	199,803	176,041	164,939	162,323	161,419	159,673	162,040

Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	0	8,594	10,154	12,769	15,218	16,640	19,393
Credit facility: DIP financing	53,021	15,893	10,596	17,500	17,500	17,500	17,500
Accrued liabilities	651	8,317	8,960	7,859	8,198	8,358	9,720
Deferred tax liabilities	7,152	7,152	7,152	7,152	7,152	7,152	7,152

Liabilities subject to compromise
Accounts payable	33,584	31,274	30,554	29,891	27,619	27,644	27,716
Accrued liabilities	16,598	13,415	11,902	14,415	14,331	14,259	14,102
Long-term lease financing obligations	4,011	4,004	3,997	1,684	1,682	1,681	1,679
Capital Lease Obligations	1,731	1,728	1,726	1,722	1,718	1,714	1,710
Postretirement benefits other than pensions	9,216	9,276	9,345	9,414	9,403	9,473	9,542
Pension and SERP liabilities	8,281	8,403	8,498	8,594	8,690	8,786	8,881
Other liabilities	10,663	9,871	9,575	8,875	9,121	9,109	9,082
Total liabilities	144,908	117,927	112,459	119,875	120,632	122,316	126,477

Total shareholders' equity	54,895	58,114	52,480	42,448	40,787	37,357	35,563
Total liabilities and shareholders' equity	199,803	176,041	164,939	162,323	161,419	159,673	162,040

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note 2: As of October 6, 2007, Hancock had $57.8 million of availability under the DIP Credit Facility.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Cash Flows
For the period October 6, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Cash flows from operating activities:
Net earnings	3,056	(5,708)	(10,062)	(1,497)	(3,426)	(1,786)
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	1,989	613	572	(436)	430	513
Amortization of deferred loan costs	148	83	127	235	186	104
LIFO charge (credit)	(7,050)	(3,596)	(1,667)	282	275	(781)
Reserve for store closings credits, including interest expense	1,677	(134)	4,608	221	(63)	50
Reserve for obsolete inventory	(25)	(8)	(79)	0	0	0
Reserve for sales returns and bad debts	(81)	0	0	3	0	0
Stepped rent accrual	(30)	(111)	(563)	181	(1)	(31)
Loss (gain) on disposition of property and equipment	210	72	523	(2,023)	(5)	0
Gain on disposition of lease financing obligations	0	0	(153)	0	0	0
Stock compensation expense	281	125	125	(113)	46	42
(Increase) decrease in assets
Receivables and prepaid expenses	(3,024)	(924)	(466)	466	252	46
Inventory at current cost	27,770	13,758	5,413	148	(3,387)	(4,327)
Income tax refundable	0	0	0	0	0	1,870
Other noncurrent assets	(1,418)	167	1,367	(589)	38	20
Increase (decrease) in liabilities
Accounts payable	6,284	840	1,952	177	1,447	2,825
Accrued liabilities	2,505	(665)	(2,853)	87	162	1,300
Postretirement benefits other than pensions	(163)	(43)	(43)	(122)	(41)	(42)
Long-term pension and SERP liabilities	245	156	158	156	157	156
Reserve for store closings	(77)	(202)	(202)	(94)	(11)	(115)
Other liabilities	(269)	(44)	(94)	101	(12)	(28)
Net cash used in operating activities	32,028	4,379	(1,337)	(2,817)	(3,953)	(184)

Cash flows from investing activities:
Additions to property and equipment	(598)	(42)	(185)	(21)	(101)	(410)
Proceeds from the disposition of property and equipment	489	282	134	3,165	3	4
Net cash used in investing activities	(109)	240	(51)	3,144	(98)	(406)

Cash flows from financing activities:
Net borrowings on revolving credit agreement	(37,128)	(5,297)	6,895	0	0	0
Payments for lease financing	(7)	(7)	(1)	(1)	(1)	(1)
Payments for capital leases	(2)	(3)	(3)	(3)	(3)	(3)
Payments for loan costs	0	0	(715)	0	0	(30)
Purchase of treasury stock	0	0	(45)	0	0	0
Tax obligation settled with treasury stock	(19)	0	0	0	0	0
Net cash provided by financing activities	(37,156)	(5,307)	6,131	(4)	(4)	(34)
Decrease in cash and cash equivalents	(5,237)	(688)	4,743	323	(4,055)	(624)
Cash and cash equivalents:
Beginning of period	9,763	4,526	3,838	8,581	8,904	4,849
End of period	4,526	3,838	8,581	8,904	4,849	4,225

Note: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Allocation of Disbursements among Legal Entities
For the periods ending
(in 000's)

	March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Hancock Fabrics, Inc.	5,014	17,548	9,811	12,165	7,362	8,298	9,837
Hancock Fabrics, LLC	111	390	729	652	335	382	449
Hancock Fabrics of Michigan, Inc.	172	604	267	83	-	-	-
HF Merchandising, Inc	3,585	12,546	11,857	14,864	11,168	15,006	20,948
Hancockfabrics.com, Inc.	41	142	111	117	182	180	279
HF Enterprises, Inc.	1	3	1	2	-	-	1
HF Resources, Inc.	1	3	1	2	-	-	1

Revenue allocation by entity
	March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Hancock Fabrics, Inc.	15,130	46,766	25,183	22,371	16,756	17,497	24624
Hancock Fabrics, LLC	336	1,038	1,871	1,198	761	805	1,123
Hancock Fabrics of Michigan, Inc.	521	1,609	686	152	-	-	-
Hancockfabrics.com, Inc.	107	331	136	201	151	206	296
	16,094	49,745	27,876	23,922	17,668	18,508	26,043

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., Hancock Fabrics, LLC, Hancock Fabrics MI, Inc., and Hancockfabrics.com, Inc. based on the revenue of the entities. The amounts for HF Merchandising, Inc., HF Enterprises, Inc. and HF Resources, Inc. were based on actual expenditures.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Payments to taxing authorities
For the period ending October 6, 2007
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

	1) Federal income taxes	YES (X)	NO ( )
	2) FICA withholdings	YES (X)	NO ( )
	3) Federal employee withholdings	YES (X)	NO ( )
	4) Employer's FICA	YES (X)	NO ( )
	5) Federal unemployment tax	YES (X)	NO ( )
	6) State income and franchise taxes	YES (X)	NO ( )
	7) State employee withholdings	YES (X)	NO ( )
	8) State unemployment taxes	YES (X)	NO ( )
	9) Property taxes	YES (X)	NO ( )
	10) Sales tax	YES (X)	NO ( )
	11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE
DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Accounts Receivable & Payable Aging
As of October 6, 2007
(in 000's)

Accounts Receivable:	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007	October 6, 2007
Current	80	17	28	24	48	52
61 - 90	12	26	7	11	7	8
91 - 120	27	9	19	4	7	6
Over 121	12	43	36	43	21	37
Total aged accounts receivable	131	95	90	82	83	103
Excess work comp. claims	463	453	456	465	464	459
Accounts receivable vendors	152	209	1,599	1,145	1,077	1,107
Accounts receivable employees	5	7	6	7	7	6
Accounts receivable pension fund	333	347	361	381	393	426
Customer accounts receivable*	100	100	82	80	80	81
Credit card sales	4,772	4,319	3,356	3,576	3,660	3,652
	5,956	5,530	5,950	5,736	5,764	5,834

Accounts Payable **	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007	October 6, 2007

0 - 30	4,591	3,739	5,222	7,846	7,526	8,550
31 - 60	223	381	847	303	733	1,353
61 - 90	-	12	8	11	24	127
91 - 120	-	-	-	-	-	23
Over 121	-	-	-	-	-	-
Total aged accounts payable	4,814	4,132	6,077	8,160	8,283	10,053
Distribution center inventory in transit	1,333	2,556	2,557	3,249	4,442	4,741
Drop ship inventory in transit*	1,314	1,033	1,488	1,711	1,898	2,350
Misc. expense accruals*	1,133	2,433	2,647	2,098	2,017	2,249

Total unpaid post-petition payables	8,594	10,154	12,769	15,218	16,640	19,393

* Amount shown are estimated based on historical data.

** The accounts payable agings is based on the invoice date

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Asset Sales
As of October 6, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007

Proceeds
Fixtures	481.4	282.0	134.0	3.2	3.0	0.5
Vehicles	7.6	-	-	13.0	-	3.5
Land	-	-	-	3,148.8	-	-
	489.0	282.0	134.0	3,165.0	3.0	4.0

Note: All proceeds from the sale of assets outside the ordinary course were deposited into Hancock owned bank accounts which were swept against the DIP Credit Facility.